DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 12/31/2015

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
X		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 1/29/2016

Print Name: William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 12/31/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

12/1/2015 to 12/31/2015 Month 12

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. **Beginning Cash Balance**	$	99,018	120,185	38,974	-	100	2,127,670	100	2,419	1,676	700	2,177	-	-	-	2,393,019	[1]
2. Cash Receipts																	
Sales		-	-	-	-	-	1,873,895	-	-	-	-	-	-	-	-	1,873,895	
Sale of Assets		-	25,000,000	-	-	-	-	-	-	-	-	-	-	-	-	25,000,000	
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		-	270,000	290,000	-	270,000	-	20,000	20,000	-	-	-	-	-	-	870,000	[2]
Miscellaneous		47,346	21,474	8,372	-	-	29,947	-	-	-	-	-	-	-	-	107,139	
Total Cash Receipts	$	47,346	25,291,474	298,372	-	270,000	1,903,842	20,000	20,000	-	-	-	-	-	-	27,851,033	
3. Cash Disbursements																	
Operations		(63,306)	(138,504)	(296,656)	-	-	(1,140,961)	-	(10,055)	-	-	(992)	-	-	-	(1,650,475)	
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Professional fees/U.S. Trustee fees		(18,287)	(1,462,166)	-	-	-	(99,283)	-	-	-	-	-	-	-	-	(1,579,736)	
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		-	(310,000)	-	-	(270,000)	(270,000)	(20,000)	-	-	-	-	-	-	-	(870,000)	[2]
Total Cash Disbursements	$	(81,594)	(1,910,670)	(296,656)	-	(270,000)	(1,510,244)	(20,000)	(10,055)	-	-	(992)	-	-	-	(4,100,211)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(34,248)	23,380,804	1,716	-	-	393,597	-	9,945	-	-	(992)	-	-	-	23,750,822	
5 **Ending Cash Balance (to Form 2-C)**	$	64,770	23,500,988	40,690	-	100	2,521,268	100	12,364	1,676	700	1,186	-	-	-	26,143,842	

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-Dec-15
MDW Corp	TD Canada Trust (CAD)	$ 64,770 [4]
Midway Gold US	Wells Fargo N.A.	23,500,988
Midway Services Company	Wells Fargo N.A.	40,690
Nevada Talon	Wells Fargo N.A.	700
Realty	Wells Fargo N.A.	1,186
RR Exploration	Wells Fargo N.A.	1,676
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	2,160,584
MDW Pan LLP	BNY Mellon	360,683
MDW Gold Rock LLP	Wells Fargo N.A.	12,364
		$ 26,144,405 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is 86,794.99.
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 12/31/2015

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014	[1]
2. Cash Receipts																	
Sales		-	-	-	-	-	14,335,162	-	-	-	-	-	-	-	-	14,335,162	
Sale of Assets		-	25,000,000	-	-	-	-	-	-	-	-	-	-	-	-	25,000,000	
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		287,012	5,171,588	2,575,000	-	5,019,000	-	387,000	387,000	140,000	48,000	5,500	-	-	-	14,020,100	[2]
Miscellaneous		47,580	79,859	47,001	-	-	368,020	-	-	-	-	-	-	-	-	542,460	
Total Cash Receipts	$	334,592	30,251,447	2,622,001	-	5,019,000	14,703,182	387,000	387,000	140,000	48,000	5,500	-	-	-	53,897,722	
3. Cash Disbursements																	
Operations		(164,949)	(794,249)	(2,657,499)	-	-	(6,646,937)	-	(363,287)	(141,757)	(47,243)	(6,594)	-	-	-	(10,822,514)	
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Professional fees/U.S. Trustee fees		(169,858)	(2,566,085)	(8,450)	-	-	(935,121)	-	(14,843)	(1,300)	(975)	(650)	-	-	-	(3,697,282)	
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)	
Intercompany Transfer		(195,288)	(3,404,637)	-	-	(5,019,000)	(5,019,000)	(387,000)	-	-	-	-	-	-	-	(14,024,925)	[2]
Total Cash Disbursements	$	(550,269)	(6,764,970)	(2,665,949)	-	(5,019,000)	(12,601,058)	(387,000)	(378,130)	(143,057)	(48,218)	(7,244)	-	-	-	(28,564,895)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(215,678)	23,486,477	(43,948)	-	-	2,102,124	-	8,870	(3,057)	(218)	(1,744)	-	-	-	25,332,827	
5 Ending Cash Balance (to Form 2-C)	$	64,770	23,500,988	40,690	-	100	2,521,268	100	12,364	1,676	700	1,186	-	-	-	26,143,842	

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 31-Dec-15	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 64,770 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	23,500,988	14,511
Midway Services Company	Wells Fargo N.A.	40,690	84,638
Nevada Talon	Wells Fargo N.A.	700	919
Realty	Wells Fargo N.A.	1,186	2,930
RR Exploration	Wells Fargo N.A.	1,676	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	2,160,584	382,665
MDW Pan LLP	BNY Mellon	360,683	38,478
MDW Gold Rock LLP	Wells Fargo N.A.	12,364	3,494
		$ 26,144,405 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $6,794.99.
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc.

CASE NO: 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

12/1/2015 to 12/31/2015

Month 12

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(1,910,670)	(310,000)	(1,600,670)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(81,594)	-	(81,594)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(20,000)	(20,000)	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(296,656)	-	(296,656)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	(270,000)	(270,000)	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(1,510,244)	(270,000)	(1,240,244) -
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(10,055)	-	(10,055)
15-16845	Midway Gold Realty	One Wells Fargo	(992)	-	(992)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(4,100,211)**	**(870,000)**	**(3,230,211)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 12/1/2015 to 12/31/2015

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
12/17/2015	KPMG	21	Miscellaneous	47,339.62
12/31/2015	TD Bank	21	Miscellaneous	6.32
12/3/2015	Blue Radio Rent	2	Miscellaneous	6,800.63
12/30/2015	Blue Radio Rent	2	Miscellaneous	6,800.63
12/11/2015	TCG Global Rent	2	Miscellaneous	7,872.25
12/3/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	50,000.00
12/10/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	100,000.00
12/8/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	120,000.00
12/17/2015	Spring Valley Proceeds	2	Sale of Assets	25,000,000.00
12/3/2015	Midway Gold U.S. (Transfer)	14	Intercompany Transfer	50,000.00
12/10/2015	Midway Gold U.S. (Transfer)	14	Intercompany Transfer	100,000.00
12/8/2015	Midway Gold U.S. (Transfer)	14	Intercompany Transfer	120,000.00
12/3/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	10,000.00
12/30/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	10,000.00
12/23/2015	COBRA Deposit	16	Miscellaneous	8,372.33
12/8/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	120,000.00
12/21/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	170,000.00
12/08/15	Airgas, Inc	19	Miscellaneous	1,163.77
12/03/15	Metalor	19	Sales	8,577.65
12/08/15	McClelland Labs	19	Miscellaneous	28,783.00
12/14/15	Metalor	19	Sales	288,344.00
12/04/15	Metalor	19	Sales	343,334.00
12/18/15	Metalor	19	Sales	405,765.00
12/29/15	Metalor	19	Sales	407,289.00
12/31/15	Metalor	19	Sales	420,585.14
12/3/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	10,000.00
12/30/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	10,000.00

Total Sales	$	1,873,894.79
Total Intercompany Transfers	$	870,000.00
Total Sale of Assets	$	25,000,000.00
Total Miscellaneous	$	107,138.55
Total Cash Receipts	$	27,851,033.34 [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 12/1/2015 to 12/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	12/4/2015	895	Ernst & Young	$	-9,725.30
21	12/4/2015	894	Borden Ladner Gervalis	$	-170.80
21	12/11/2015	897	Filing Services Canada Inc.	$	-297.99
21	12/11/2015	896	Computershare	$	-1,483.40
21	12/18/2015	900	KPMG	$	-45,123.66
21	12/18/2015	900	KPMG	$	-16,107.53
21	12/18/2015	899	DLA Piper Canada	$	-2,140.22
21	12/18/2015	898	Borden Ladner Gervalis	$	-1,796.49
21	12/23/2015	902	Filing Services Canada Inc.	$	-293.82
21	12/23/2015	901	Ernst & Young	$	-4,454.58
2	12/3/2015	transfer	Wells Fargo	$	-10,000.00
2	12/4/2015	144709	Cooley	$	-80,000.00
2	12/4/2015	144693	ARTIS HRA Inverness	$	-27,185.40
2	12/4/2015	144696	ISC dba Venture Tech	$	-9,057.34
2	12/4/2015	144693	Centri Business Consulting	$	-5,500.00
2	12/4/2015	6144	Top Gun Recruiting Partners	$	-1,530.00
2	12/4/2015	6142	SyncBASE Inc	$	-1,260.00
2	12/4/2015	144698	US Bank Corporate Payment	$	-1,005.37
2	12/4/2015	144697	Teresa Gustine	$	-1,000.00
2	12/4/2015	144695	Grow Resources	$	-1,000.00
2	12/4/2015	144708	All Copy Products-PA	$	-621.30
2	12/4/2015	6140	Pitney Bowes	$	-232.76
2	12/4/2015	6139	NV Energy	$	-144.13
2	12/4/2015	6141	Suburban Propane	$	-100.00
2	12/4/2015	6143	Tab Products CO LLC	$	-60.00
2	12/4/2015	6138	Fed Ex	$	-42.87
2	12/8/2015	transfer	Co. 2 to Co. 16	$	-120,000.00
2	12/11/2015	144710	Moelis	$	-119,190.28
2	12/11/2015	6145	CCH	$	-2,562.50
2	12/11/2015	144713	All Copy Products - Denver	$	-1,258.53
2	12/11/2015	0	Wells Fargo	$	-1,255.43
2	12/11/2015	144715	Teresa Gustine	$	-1,200.00
2	12/11/2015	6152	Top Gun Recruiting Partners	$	-1,071.00
2	12/11/2015	144712	Grow Resources	$	-1,000.00
2	12/11/2015	6148	Kaempfer Crowell	$	-902.27
2	12/11/2015	6146	Century Link	$	-197.00
2	12/11/2015	6150	Suburban Propane	$	-184.61
2	12/11/2015	144717	Frontier	$	-172.74
2	12/11/2015	6149	Pure Water Dynamics Inc	$	-162.16

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2015 to 12/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	12/11/2015	144714	James Wilbourn	$	-50.00
2	12/11/2015	6151	Tonopah Public Utilities	$	-36.55
2	12/11/2015	144716	AT&T	$	-28.08
2	12/11/2015	6147	Iron Mountain	$	-20.00
2	12/11/2015	6153	Town of Tonopah	$	-20.00
2	12/18/2015	1510101	Squire Patton Boggs	$	-140,551.37
2	12/18/2015	1510102	FTI Consulting	$	-77,564.67
2	12/18/2015	144736	EPIQ Systems	$	-23,481.53
2	12/18/2015	1510100	Sender Wasserman	$	-20,534.75
2	12/18/2015	144735	Centri Business Consulting	$	-1,603.45
2	12/18/2015	144739	Microsoft	$	-1,200.00
2	12/18/2015	144740	Teresa Gustine	$	-1,100.00
2	12/18/2015	144737	Grow Resources	$	-1,000.00
2	12/18/2015	144738	Jay Nishikawa	$	-300.00
2	12/18/2015	144718	Bret McDermott	$	-87.26
2	12/18/2015	6154	Fed Ex	$	-57.37
2	12/21/2015	transfer	from Co. 2 to Co. 16	$	-170,000.00
2	12/23/2015	1510103	Squire Patton Boggs	$	-238,630.53
2	12/23/2015	1510105	FTI Consulting	$	-99,975.80
2	12/23/2015	1510106	Moelis	$	-68,811.70
2	12/23/2015	1510107	Gavin/Solmonese	$	-68,000.00
2	12/23/2015	6156	Marsh	$	-60,302.00
2	12/23/2015	1510108	Cooley	$	-52,000.00
2	12/23/2015	1510104	Sender Wasserman	$	-18,051.99
2	12/23/2015	6157	Parr Brown Gee & Loveless	$	-3,450.00
2	12/23/2015	144757	Teresa Gustine	$	-1,000.00
2	12/23/2015	144758	US Bank Corporate Payment	$	-985.13
2	12/23/2015	144756	Spillman Technology	$	-360.00
2	12/23/2015	6155	CT Corp	$	-200.00
2	12/23/2015	6158	Tab Products CO LLC	$	-88.32
2	12/23/2015	144755	Offices for Less	$	-50.00
2	12/30/2015	transfer	Co. 2 to Co. 15	$	-10,000.00
2	12/31/2015	1510110	Squire Patton Boggs	$	-276,896.81
2	12/31/2015	1510112	FTI Consulting	$	-86,645.07
2	12/31/2015	1510113	Moelis	$	-68,191.60
2	12/31/2015	1510111	Sender Wasserman	$	-23,639.46
2	12/31/2015	144771	US Bank Corporate Payment	$	-1,710.50
2	12/31/2015	6163	Top Gun Recruiting Partners	$	-1,513.00
2	12/31/2015	144769	All Copy Products - Denver	$	-843.90
2	12/31/2015	144770	Teresa Gustine	$	-794.97

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 12/1/2015 to 12/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	12/31/2015	1510109	All Copy Products - PA	$	-621.30
2	12/31/2015	144768	All Copy Products - MO	$	-225.76
2	12/31/2015	6159	Fed Ex	$	-160.91
2	12/31/2015	6161	NV Energy	$	-155.91
2	12/31/2015	6160	Mt Wheeler Power	$	-57.93
2	12/31/2015	6162	Regus Management Group LLC	$	-40.00
2	12/31/2015	144776	Angel Lyons	$	-1,736.43
9	12/11/2015	144710	City of Ely	$	-153.55
9	12/18/2015	2103	White Pine County Treasurer	$	-570.00
9	12/31/2015	2104	Mt Wheeler Power	$	-268.06
14	12/3/2015	transfer	Wells Fargo	$	-50,000.00
14	12/8/2015	transfer	Wells Fargo	$	-120,000.00
14	12/10/2015	transfer	Wells Fargo	$	-100,000.00
15	12/3/2015	transfer	Wells Fargo	$	-10,000.00
15	12/30/2015	transfer	Wells Fargo	$	-10,000.00
16	12/1/2015	144341	Rocky Mountain Reserve	$	-1,091.76
16	12/4/2015	1074	Employment Security Division	$	-1,471.78
16	12/4/2015	144342	Vision Services Plan	$	-578.80
16	12/4/2015	144343	John Requena	$	-500.00
16	12/4/2015	10100	Garnishment	$	-350.00
16	12/8/2015	Payroll	Paycom	$	-80,303.43
16	12/8/2015	Payroll	Paycom	$	-31,782.63
16	12/8/2015	Payroll	Paycom	$	-566.62
16	12/11/2015	144344	Principal	$	-7,134.28
16	12/11/2015	144709	Allstate	$	-222.72
16	12/15/2015	144345	Rocky Mountain Reserve	$	-907.16
16	12/16/2015	10103	Garnishment	$	-542.99
16	12/16/2015	10101	Garnishment	$	-424.70
16	12/17/2015	10102	Garnishment	$	-350.00
16	12/21/2015	144347	Rocky Mountain Reserve	$	-154.00
16	12/22/2015	Payroll	Paycom	$	-77,771.51
16	12/22/2015	144346	Cigna	$	-48,092.02
16	12/22/2015	Payroll	Paycom	$	-29,547.94
16	12/22/2015	Payroll	Paycom	$	-566.62
16	12/23/2015	1075	Metlife	$	-5,422.31
16	12/29/2015	FSA	Rocky Mountain Reserve	$	-907.31

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 12/1/2015 to 12/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	12/30/2015	144348	Principal	$	-7,373.06
16	12/31/2015	144775	Vision Services Plan	$	-594.85
19	12/2/2015	1510180	Cyanco	$	-25,000.00
19	12/3/2015	transfer	Wells Fargo	$	-50,000.00
19	12/4/2015	144704	RPA Advisors	$	-39,542.50
19	12/4/2015	144702	Luskin, Stern, Eisler	$	-25,333.00
19	12/4/2015	144707	US Bank Corp	$	-20,826.15
19	12/4/2015	2699	Titan Constructors	$	-10,141.10
19	12/4/2015	2697	Sanitary Septic Service	$	-6,538.20
19	12/4/2015	2698	Suburban Propane	$	-4,000.00
19	12/4/2015	2701	Wheeler Machinery Inc	$	-3,600.00
19	12/4/2015	2700	Western Oilfield Supply Co	$	-2,258.27
19	12/4/2015	2702	Legend, Inc	$	-949.70
19	12/4/2015	144708	United Rentals	$	-483.37
19	12/4/2015	2695	Quick Space	$	-382.43
19	12/4/2015	2693	Barrick Gold	$	-373.76
19	12/4/2015	2694	NORCO	$	-131.10
19	12/4/2015	2692	Airgas, Inc	$	-61.94
19	12/4/2015	2696	Ruby Mt Water	$	-26.00
19	12/7/2015	1510173	Alternative Maintenance Solutions LLC	$	-48,302.58
19	12/7/2015	144700	Andrew Kaczmarek	$	-25,258.36
19	12/7/2015	144706	Sunbelt Rentals	$	-17,312.72
19	12/7/2015	144703	Lynn Greenman	$	-5,000.00
19	12/7/2015	144705	SWCA	$	-5,000.00
19	12/7/2015	144699	Andrea Gill	$	-4,807.22
19	12/7/2015	1510181	Codale Electric Supply	$	-2,563.55
19	12/7/2015	144701	Gust Electric	$	-738.99
19	12/8/2015	transfer	Wells Fargo	$	-120,000.00
19	12/10/2015	transfer	Wells Fargo	$	-100,000.00
19	12/11/2015	1510182	Ledcor	$	-65,000.00
19	12/11/2015	144723	FLSmidth	$	-44,137.80
19	12/11/2015	144731	Stine Consulting	$	-22,400.00
19	12/11/2015	144734	Alternative Maintenance Solutions LLC	$	-18,480.00
19	12/11/2015	2707	Mt Wheeler Power	$	-16,867.10
19	12/11/2015	144726	John Ross MacLean	$	-13,230.29
19	12/11/2015	144724	Gust Electric	$	-11,073.00
19	12/11/2015	2709	Pennstrom Consulting	$	-10,790.00
19	12/11/2015	2712	Titan Constructors	$	-8,346.57
19	12/11/2015	144720	American Assay Lab	$	-6,656.05

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2015 to 12/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	12/11/2015	144729	Resource Concepts Inc	$	-6,328.75
19	12/11/2015	144727	Lynn Greenman	$	-5,453.94
19	12/11/2015	144725	James Moore	$	-5,000.00
19	12/11/2015	144732	Sunbelt Rentals, Inc.	$	-4,844.93
19	12/11/2015	144721	Andrea Gill	$	-4,744.83
19	12/11/2015	2711	Suburban Propane	$	-4,000.00
19	12/11/2015	144722	Enterprise NV	$	-2,281.46
19	12/11/2015	144730	Solenis	$	-1,384.19
19	12/11/2015	2705	Eureka County TV District	$	-750.00
19	12/11/2015	2704	Davidson Sales & Engineering Inc.	$	-731.79
19	12/11/2015	144718	Air Sciences	$	-646.99
19	12/11/2015	144728	McClelland Labs	$	-412.50
19	12/11/2015	2708	Neveda Department of Taxation	$	-305.33
19	12/11/2015	2703	Cambridge Engineering Inc.	$	-285.57
19	12/11/2015	144733	Vernon Bice	$	-65.81
19	12/11/2015	2706	Eureka Town Water and Sewer	$	-66.42
19	12/11/2015	2710	Ruby Mountain	$	-26.00
19	12/14/2015	1510183	Thomas Petroleum	$	-19,384.29
19	12/16/2015	1510184	Safway Services	$	-8,362.80
19	12/18/2015	1510188	Ledcor	$	-55,000.00
19	12/18/2015	1510185	Amec Foster Wheeler	$	-49,039.04
19	12/18/2015	144744	Direct Force Maintenance	$	-23,268.00
19	12/18/2015	144748	KRJA Systems	$	-17,353.52
19	12/18/2015	144741	Alternative Maintenance Solutions LLC	$	-14,290.00
19	12/18/2015	2718	Titan Constructors	$	-11,388.28
19	12/18/2015	144754	RPA Advisors	$	-11,201.25
19	12/18/2015	144847	John Ross MacLean	$	-10,351.40
19	12/18/2015	144742	American Assay Lab	$	-9,005.89
19	12/18/2015	144753	Luskin, Stern, Eisler	$	-7,666.57
19	12/18/2015	144746	James Moore	$	-7,505.68
19	12/18/2015	1510186	Univar USA Inc.	$	-6,670.33
19	12/18/2015	144750	SRK Consulting Engineers and S	$	-5,741.89
19	12/18/2015	144751	SWCA	$	-5,000.00
19	12/18/2015	144849	Michael Iannacchione	$	-4,949.76
19	12/18/2015	144743	Andrea Gill	$	-4,559.62
19	12/18/2015	2717	Suburban Propane	$	-4,360.06
19	12/18/2015	144752	Solenis	$	-4,023.00
19	12/18/2015	2716	Nevada Rural Housing Authority	$	-1,795.00
19	12/18/2015	1510187	Codale Electric Supply	$	-1,141.89
19	12/18/2015	2715	NoRCO	$	-1,076.75

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2015 to 12/31/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	12/18/2015	144745	Homestake Mining Co	$	-847.00
19	12/18/2015	2714	NMS Labs	$	-148.00
19	12/21/2015	1510197	Thomas Petroleum	$	-9,514.41
19	12/21/2015	2719	NV Division of Environmental Protection	$	-250.00
19	12/23/2015	2722	Marsh Insurance	$	-32,853.00
19	12/23/2015	2724	Suburban Propane	$	-8,000.00
19	12/23/2015	2721	Geo-Logic Associates	$	-5,335.25
19	12/23/2015	2720	Enviro Care Inc	$	-401.76
19	12/23/2015	2723	NORCO	$	-333.54
19	12/24/2015	1510189	Ledcor	$	-70,000.00
19	12/24/2015	144761	Cyanco	$	-21,949.75
19	12/24/2015	144759	Alternative Maintenance Solutions LLC	$	-17,580.00
19	12/24/2015	144762	James Moore	$	-14,439.26
19	12/24/2015	144760	Andrea Gill	$	-9,244.69
19	12/24/2015	144765	Stephen Stine	$	-7,800.00
19	12/24/2015	144764	RPA Advisors	$	-6,779.43
19	12/24/2015	144763	Luskin, Stern, Eisler	$	-4,407.50
19	12/24/2015	144766	United Rentals	$	-2,661.60
19	12/24/2015	144767	Wheeler Machinery Inc	$	-2,000.00
19	12/29/2015	1510196	AT&T	$	-1,739.94
19	12/29/2015	1510193	AT&T	$	-1,541.35
19	12/29/2015	1510195	AT&T	$	-122.37
19	12/29/2015	1510194	AT&T	$	-70.00
19	12/31/2015	2728	White Pine County Assessor	$	-133,038.22
19	12/31/2015	1510190	Ledcor	$	-70,000.00
19	12/31/2015	1510192	Solutions II, Inc.	$	-23,743.92
19	12/31/2015	1510191	Lynn Greenman	$	-4,000.00
19	12/31/2015	144774	RPA Advisors	$	-2,723.75
19	12/31/2015	144773	Luskin, Stern, Eisler	$	-1,089.00
19	12/31/2015	2725	Fairfield and Woods P.C.	$	-540.00
19	12/31/2015	144772	Cody Britton	$	-458.98
19	12/31/2015	2727	Quick Space	$	-382.43
19	12/31/2015	2726	Mt. Wheeler Power	$	-173.86
20	12/4/2015	1077	DOI BLM Ely	$	-10,000.00
20	12/11/2015	144711	Air Sciences	$	-55.27
			Total Cash Disbursements	$	**-4,100,211.19** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 12/31/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 12/31/2015

		CONSOLIDATED December 31, 2015 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		26,144,404	811,577
Accounts Receivable		77,862	201,443
Inventory		4,500,640	20,105,452
Prepaid		3,762,155	3,871,105
Other Current Assets		102,732	102,495
Total Current Assets		**34,587,793**	**25,092,072**
Investments		375	375
Investment in Partnerships		(0)	(0)
Property & Equipment		131,659,559	132,722,845
Reclamation Deposits		1,244,642	3,744,642
Mineral Properties		13,140,345	18,029,003
Other Long Term Assets		98,249	98,248
Total Long Term Assets		**146,143,169**	**154,595,113**
Total Assets		**180,730,962**	**179,687,185**
Current Liabilities			
Accounts Payable - Pre-Petition		(18,766,488)	(21,646,032)
Accounts Payable - Post-Petition		(3,170,069)	0
Reclamation and Remediation		(8,715)	(8,715)
Other Short Term Liabilities		(259,419)	(265,261)
Short Term Debt		(55,502,292)	(51,673,880)
Total Current Liabilities		**(77,706,983)**	**(73,593,887)**
Long Term Liabilities			
Reclamation and Remediation		(8,300,240)	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		(369,246)	(389,394)
Long Term Debt		(0)	0
Employee Related Benefits		(500)	(2,500)
Total Long Term Liabilities		**(8,670,051)**	**(8,790,960)**
Total Liabilities		**(86,377,034)**	**(82,384,847)**
Redeemable Preferred Stock		(57,077,726)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		28,699,209	25,463,916
Accumulated Deficit		101,212,924	98,804,366
Total Shareholder's Equity		**(37,276,203)**	**(42,920,053)**
Liability and Equity		**(180,730,963)**	**(179,687,185)**

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 12/1/2015 **to** 12/31/2015

	CONSOLIDATED December 2015 Actual	CONSOLIDATED December 2015 [1] Actual (Accum Post-Petition)
Revenue		
Sales	(1,873,804)	(14,339,622)
Total Revenue	**(1,873,804)**	**(14,339,622)**
Cost of Sales		
Cost of Goods Sold	1,513,329	10,777,417
Depreciation	792,057	5,000,725
Inventory Write-Down	537,935	9,071,296
Total Cost of Sales	**2,843,321**	**24,849,438**
Accretion	92,823	219,007
Mineral exploration expenditures	92,621	824,627
General & Administrative		
Consulting	80,822	1,729,529
Depreciation - CGA	17,504	142,196
Interest and bank charges	1,286	8,355
Legal, audit and accounting	(259,012)	2,242,636
Office & administrative	68,608	622,579
Salaries and benefits	164,164	912,675
Transfer agent and filing fees	6,409	24,530
Travel	(998)	5,441
Investor relations	6,012	39,404
Total General & Administrative	**84,795**	**5,727,344**
Total Operating Costs	**3,113,560**	**31,620,415**
Foreign exchange (gain) loss	(2,632)	(50)
Other income	41,099	946,705
(Gain) loss on disposal of PP&E	(18,625,582)	(18,820,340)
Interest and investment income	(37)	(225)
Total Other (Income) Expense	**(18,587,152)**	**(17,873,910)**
Restructuring Items	0	3,828,412 [2]
Net Loss Before Income Tax	**(17,347,396)**	**3,235,295**
Income tax recovery	0	0
Net Income	**(17,347,396)**	**3,235,295**

[1] Accumulated totals include all revenue and expenses since the petition date.

[2] Write-off of deferred financing costs in accordance with U.S. GAAP as of June 30, 2015.

Rev. 12/31/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 12/1/2015 to 12/31/2015

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$10,143	$36,602	$32,610	$14,134
Employee FICA taxes withheld	3,611	12,934	11,558	4,987
Employer FICA taxes	3,528	12,619	11,284	4,863
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes	4,347	129,261	133,608	(0)
Other:				
			Total unpaid post-petition taxes	$23,984

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	5/1/2015	5/1/2015
General liability	Federal INS	1,000,000	5/1/2015	5/1/2015
Property (fire, theft, etc.)	National UN-PA	35,000,000	4/1/2016	4/1/2016
Vehicle	Federal INS	1,000,000	5/1/2015	5/1/2015
Other (list): Umbrella Liability	Federal INS	25,000,000	5/1/2015	5/1/2015
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 12/1/2015 to 12/31/2015

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	13,160				13,160
Total	$ 77,862	$ -	$ -	$ -	$ 77,862

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 401,597	$ 366,496	$ 384,664	$ 151,451	$ 1,304,208
Other Payables	1,998,325	-	-	-	1,998,325
Total	$ 2,399,922	$ 366,496	$ 384,664	$ 151,451	$ 3,302,533

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (197,457)	$ (656,079)	7/17/2015	$ (308,431)
Debtor Local Counsel - S&W	25,000	(19,647)	(62,226)	7/16/2015	(27,372)
Debtor Canadian Counsel - DLA Piper	-	(829)	(2,140)	N/A	(829)
Canadian Information Officer - E&Y	40,196	-	(14,180)	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	(1,967)	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(65,662)	(264,186)	7/24/2015	(161,733)
Investment Bank - Moelis	-	(930,712)	(256,194)	11/6/2015	(980,694)
Lender's Counsel - Luskin Stern	-	(2,831)	(38,496)	N/A	(2,831)
Lender's Local Counsel - Fairfield & Woods	-	-	(540)	N/A	-
Lender's Financial Advisor - RPA	50,000	(3,269)	(60,247)	N/A	46,731
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(18,941)	(132)	8/14/2015	(229,435)
UCC Financial Advisor - Gavin Solmonese	-	(5,480)	(68)	8/19/2015	(32,749)
Epiq	10,947	(19,910)	(23,482)	7/23/2015	(8,963)
Total	$ 278,225	$ (1,264,738)	$ (1,379,936)		$ (1,666,111)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 30,769
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	12,742

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 | CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	129	325		
TOTAL 2nd Quarter $		129.31 $	325	6023	7/30/2015
July	2015 $	30,419			
August	2015	87,275			
September	2015	52,528	1,625		
TOTAL 3rd Quarter $		170,222.22 $	1,625	6111	10/30/2015
October	2015 $	53,734			
November	2015	49,302			
December	2015	81,594	1,625		
TOTAL 4th Quarter $		184,629.64 $	1,625		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	4,885	325		
TOTAL 2nd Quarter $		4,885.00 $	325	6026	7/30/2015
July	2015 $	310,374			
August	2015	104,147			
September	2015	534,777	4,875		
TOTAL 3rd Quarter $		949,298.55 $	4,875	6112	10/30/2015
October	2015 $	538,032			
November	2015 $	267,448			
December	2015	1,600,670	9,750		
TOTAL 4th Quarter $		2,406,149.95 $	9,750		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	273,696	1,950		
TOTAL 2nd Quarter $		273,696.14 $	975	1059	7/30/2015
July	2015 $	482,486			
August	2015	408,927			
September	2015	494,715	6,500		
TOTAL 3rd Quarter $		1,386,127.43 $	6,500	1070	10/30/2015
October	2015 $	361,174			
November	2015 $	348,295			
December	2015	296,656	6,500		
TOTAL 4th Quarter $		1,006,125.47 $	6,500		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6025	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6107	10/30/2015
October	2015	$	0				
November	2015	$	0				
December	2015		0		325		
TOTAL 4th Quarter		$	0	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	2518	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	2653	10/30/2015
October	2015	$	0				
November	2015	$	0				
December	2015		0		325		
TOTAL 4th Quarter		$	0	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		65,770		650		
TOTAL 2nd Quarter		$	65,770.00	$	650	2517	7/30/2015
July	2015	$	1,472,638				
August	2015		1,110,364				
September	2015		925,659		10,400		
TOTAL 3rd Quarter		$	3,508,660.03	$	10,400	2652	10/30/2015
October	2015	$	1,551,043				
November	2015	$	1,216,340				
December	2015		1,240,244		10,400		
TOTAL 4th Quarter		$	4,007,627.65	$	10,400		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 — CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$	0			
February			0			
March			0			
TOTAL 1st Quarter		$	0	$		
April		$	0			
May			0			
June	2015		0	325		
TOTAL 2nd Quarter		$	0.00	$ 325	1066	7/30/2015
July	2015	$	0			
August	2015		0			
September	2015		0	325		
TOTAL 3rd Quarter		$	0.00	$ 325	1072	10/30/2015
October	2015	$	0			
November	2015	$	0			
December	2015		0	325		
TOTAL 4th Quarter		$	0	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844

20

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1067	7/30/2015
July	2015	$	178,488				
August	2015		31,918				
September	2015		21,984		1,950		
TOTAL 3rd Quarter		$	232,389.39	$	1,950	1073	10/30/2015
October	2015	$	122,359				
November	2015	$	13,327				
December	2015		10,055		975		
TOTAL 4th Quarter		$	145,740.79	$	975		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10

CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	3424	7/30/2015
July	2015	$	450				
August	2015		141,632				
September	2015		0		975		
TOTAL 3rd Quarter		$	142,081.50	$	975	3428	10/30/2015
October	2015	$	975				
November	2015	$	0				
December	2015		0		325		
TOTAL 4th Quarter		$	975	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 | CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1052	7/30/2015
July	2015	$	41,530				
August	2015		125				
September	2015		5,913		650		
TOTAL 3rd Quarter		$	47,568.29	$	650	1055	10/30/2015
October	2015	$	650				
November	2015	$	0				
December	2015		0		325		
TOTAL 4th Quarter		$	650	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	2095	7/30/2015
July	2015	$	2,727				
August	2015		62				
September	2015		2,581		325		
TOTAL 3rd Quarter		$	5,370.03	$	325	2101	10/30/2015
October	2015	$	607				
November	2015	$	275				
December	2015		992		325		
TOTAL 4th Quarter		$	1,873.82	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 | CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	6021	7/30/2015
July	2015	$ 0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325	6110	10/30/2015
October	2015	$ 0			
November	2015	$ 0			
December	2015	0	325		
TOTAL 4th Quarter		$ 0	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. CASE NO: 15-16848

7

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6022	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6109	10/30/2015
October	2015	$	0				
November	2015	$	0				
December	2015		0		325		
TOTAL 4th Quarter		$	0	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. **CASE NO:** 15-16837
8

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6024	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6108	10/30/2015
October	2015	$	0				
November	2015	$	0				
December	2015		0		325		
TOTAL 4th Quarter		$	0	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G

NARRATIVE

For Period Ending: 12/31/2015

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

Unless otherwise indicated below, this narrative covers the period of December 1, 2015 through December 31, 2015. Events occurring after this period will be reported in the appropriate subsequent monthly operating report unless otherwise indicated below.

Bankruptcy Process

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

Administrative Case

On December 1, 2015, Debtors filed a *Motion for Entry of an Order (A) Authorizing the Private Sale of the Spring Valley Property Free and Clear of Liens, Claims, and Interests Pursuant to Sections 363(b) and (f) of the Bankruptcy Code, (B) Approving the Asset Purchase Agreement with Solidus Resources, LLC, (C) Approving the Assumption and Assignment of Executory Contracts and Unexpired Leases, and (D) Granting Related Relief* (the "Spring Valley Motion"). In the Spring Valley Motion, Debtors sought authority for Debtors Midway Gold US Inc. ("Midway") and Nevada Talon LLC ("Talon," and together with Midway, the "Sellers") to sell Midway's 30% undivided interest in its Spring Valley joint venture (the "Spring Valley Project") with Barrick Gold Exploration, Inc. ("Barrick"), and certain related property owned by Sellers (collectively, the "Spring Valley Property"), to Solidus Resources, LLC ("Solidus"), an indirect, wholly-owned subsidiary of Waterton Precious Metals Fund II Cayman, LP ("Waterton"), by private sale for $25 million on the terms set forth in the Asset Purchase Agreement (the "APA") attached to the Spring Valley Motion as Exhibit A, and to assume and assign certain executory contracts and unexpired leases relating to the Spring Valley Project. Solidus also executed an asset purchase agreement with Barrick (the "Barrick APA") to acquire Barrick's 70% interest in the Spring Valley Project. Upon approval of the Spring Valley Motion and the consummation of Sellers' sale transaction with Solidus (and assuming the consummation of Solidus' sale transaction with Barrick), Solidus will own 100% of the Spring Valley Project. Two objections were filed to the Spring Valley Motion and one response (which was a reservation of rights). The objections and the response were fully resolved. The resolutions required minor modifications to the order approving the Spring Valley Motion. On December 14, 2015, the Court held a hearing on the Spring Valley Motion wherein it granted the Spring Valley Motion. A formal written order approving the Spring Valley Motion was filed by the Court on December 15, 2015. Subsequently, in December, the transaction contemplated by the APA closed and Debtors received $25 million.

On December 3, 2015 the Court approved the fees of Sender Wasserman Wadsworth, P.C. (Debtor's Counsel) in the amount of $82,139.00 and expenses in the amount of $886.71. Also on December 3, 2015, the Court approved the fees of Squire Patton Boggs (US) LLP (Debtor's counsel) in the amount of $562,205.50 and expenses in the amount of $38,686.61. On December 4, 2015, the Court approved the fees of Moelis & Company, LLC (Debtor's Investment Banker) in the amount $201,612.90 and expenses in the amount of $18,383.83. On

December 10, 20115, the Court approved the fees of FTI Consulting, Inc. (Debtor's Financial Advisor) in the amount $524,064.60 and expenses in the amount of $9,231.20.

On December 22, 2015, Cooley LLP (counsel for the Official Committee of Unsecured Creditors) and Gavin/Solmonese LLP (financial advisor for the Official Committee of Unsecured Creditors) both filed their respective first applications for compensation.

On December 8, 2015, the Court approved a settlement agreement between Debtors, Barrick and Coeur Rochester, Inc. and approved the assumption and assignment of certain leases.

Adversary Proceeding

As a result of the sale of Debtor's interest in the Spring Valley Project, the adversary proceeding between Midway and Barrick was dismissed with prejudice on December 21, 2015.

Operations

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

The Debtors continue to work with regulators and are, to the best of their knowledge, in compliance with environmental, health, and safety regulations.

Attachment 7

Bank Statements for All Bank Accounts

60-21

00807893

MIDWAY GOLD CORP.

Statement of Account

Tuesday, December 01, 2015 - Thursday, December 31, 2015

Account Name:	Account:	Branch:	Currency:
[redacted]025	[redacted]025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			12/01/2015	$120,382.50
	CIPS CREDIT INTEREST		$51.30	12/01/2015	$120,433.80
	CHQ#00894-2300075479	$228.48		12/11/2015	$120,205.32
	CHQ#00892-3140012978	$383.25		12/16/2015	$119,822.07
	IWPN CHARGES	$5.00		12/21/2015	
	CMS-BR/PT FEES	$30.00		12/21/2015	
	CHQ#00000-3142689848	$13,009.53		12/21/2015	$106,777.54
	CHQ#00000-0500512084	$2,038.49		12/23/2015	$104,739.05
	CHQ#00900-2300351388	$85,417.50		12/29/2015	$19,321.55
	CHQ#00899-2300536480	$2,985.60		12/31/2015	
	SERVICE CHARGE	$7.50		12/31/2015	$16,328.45
	Closing Balance			12/31/2015	$16,328.45
Totals:		$104,105.35	$51.30		
Item Count:		9	1		

WELLS FARGO

Co. 2

00058486

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Did you know you can deposit checks in your business account quickly and easily?

- Deposit business checks with your phone or tablet using Wells Fargo Mobile® Deposit

- You can also have an employee deposit checks for you with Wells Fargo Business Deposit Card at one of our 12,500 ATM locations

Visit wellsfargo.com/convenientdeposit or talk to your banker to learn more.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3265	$129,848.95	$25,291,473.51	-$1,914,134.93	$23,507,187.53 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/03	6,800.63 ✓	Deposit Made In A Branch/Store
	12/03	50,000.00 ✓	Online Transfer Ref #Bben768Rpn From 8891621461 on 12/03/2015 0111 PM
	12/08	120,000.00 ✓	Online Transfer Ref #Bber494W4Y From 8891621461 on 12/08/2015 0803 Am
	12/10	100,000.00 ✓	Online Transfer Ref #Bbecj3S6Nb From 8891621461 on 12/10/2015 0101 PM
	12/11	7,872.25 ✓	Deposit Made In A Branch/Store
	12/17	25,000,000.00 ✓	WT Fed#07581 Bank of America, N /Org=Solidus Resources LLC Srf# 2015121700233312 Trn#151217081088 Rfb# 15Chb2115K320L72
	12/29	6,800.63 ✓	Deposit Made In A Branch/Store
		$25,291,473.51	**Total electronic deposits/bank credits**
		$25,291,473.51	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	12/03	10,000.00	Online Transfer Ref #Bben768Rt8 to 8891621446 on 12/03/2015 0112 PM
	12/04	80,000.00	WT Seq#61022 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN15120315581984 Trn#151204061022 Rfb# 000000467
	12/04	1,005.37	WT Fed#05775 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15120315283720 Trn#151204061778 Rfb# 000000462
	12/04	43,742.74	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/07	621.30	Leasedirectrpd Inv.Paymnt 120415 408270 Inv# 00048076804 Due 12/15/1
	12/08	120,000.00	Online Transfer Ref #Bbe2Swn6Xr to 8891621479 on 12/08/2015 0803 Am
	12/11	1,255.43	Client Analysis Srvc Chrg 151210 Svc Chge 1115 000006198288265
	12/11	119,190.28	WT Fed#02459 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN15121016061275 Trn#151211112212 Rfb# 000000470
	12/11	1,000.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/11	2,508.53	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/14	28.08	ATT Payment 121015 451839004Myw9x Midway Gold US Inc
	12/14	172.74	Frontier Online E-Bill 29074800 Mgc Resources/Midway G
	12/18	23,481.53	WT Fed#07797 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN15121715130048 Trn#151218078334 Rfb# 000000474
	12/18	20,534.75	WT Fed#07873 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN15121719353803 Trn#151218078958 Rfb# 000000478
	12/18	77,564.67	WT Fed#07874 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN15121719381299 Trn#151218078959 Rfb# 000000480
	12/18	140,551.37	WT Fed#00436 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN15121719370316 Trn#151218078956 Rfb# 000000479
	12/18	5,290.71	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/21	170,000.00	Online Transfer Ref #Bbecj6Vlzz to 8891621479 on 12/21/2015 0718 Am
	12/22	1,410.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/24	52,000.00	WT Seq186824 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN15122214024644 Trn#151222186824 Rfb# 000000486
	12/24	68,000.00	WT Fed#00467 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN15122214012528 Trn#151222186826 Rfb# 000000485
	12/24	985.13	WT Fed#00469 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15122214504004 Trn#151222186842 Rfb# 000000488
	12/24	18,051.99	WT Fed#00439 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN15122213584486 Trn#151222186825 Rfb# 000000483
	12/24	99,975.80	WT Fed#00440 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN15122214002330 Trn#151222186918 Rfb# 000000484
	12/24	68,811.70	WT Fed#06231 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN15122214035997 Trn#151222187149 Rfb# 000000487
	12/24	238,630.53	WT Fed#06230 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN15122213563904 Trn#151222186823 Rfb# 000000482
	12/29	10,000.00	Online Transfer Ref #Bbe2T49Z9S to 8891621446 on 12/29/2015 0227 PM
	12/30	1,638.87	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/31	1,710.50	WT Fed#01586 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15122917370473 Trn#151230096281 Rfb# 000000493

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	Posted date	Amount	Transaction detail
	12/31	23,639.46	WT Fed#01592 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN15122917411478 Trn#151230096287 Rfb# 000000497
	12/31	68,191.60	WT Fed#01589 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN15122917430023 Trn#151230096286 Rfb# 000000499
	12/31	86,645.07	WT Fed#01747 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN15122917420889 Trn#151230132628 Rfb# 000000498
	12/31	276,896.81	WT Fed#09939 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN15122917401798 Trn#151230096283 Rfb# 000000496
	12/31	1,736.43	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/31	225.76	Equipment Financ Onlineinv 151230 Bggbk2001084912 Hewittdebra
		$1,835,497.15	**Total electronic debits/bank debits**

1-4-16 in JOE

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	100.00	12/09	6138*	42.87	12/09	6147	20.00	12/18
	36.55	12/21	6139	144.13	12/08	6148	902.27	12/18
	20.00	12/29	6140	232.76	12/17	6149	162.16	12/15
6129	8,677.50	12/01	6142*	1,260.00	12/30	6150	184.61	12/23
6131*	199.45	12/01	6143	60.00	12/09	6152*	1,071.00	12/14
6134*	27.75	12/02	6144	1,530.00	12/09	6154*	57.37	12/28
6135	129.91	12/01	6145	2,562.50	12/21	6156*	60,302.00	12/28
6136	629.63	12/03	6146	197.00	12/16	6158*	88.32	12/30
	$78,637.78		**Total checks paid**					

* Gap in check sequence.

$1,914,134.93 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
11/30	129,848.95	12/10	139,738.93	12/22	24,579,438.85
12/01	120,842.09	12/11	23,656.94	12/23	24,579,254.24
12/02	120,814.34	12/14	22,385.12	12/24	24,032,799.09
12/03	166,985.34	12/15	22,222.96	12/28	23,972,439.72
12/04	42,237.23	12/16	22,025.96	12/29	23,969,220.35
12/07	41,615.93	12/17	25,021,793.20	12/30	23,966,233.16
12/08	41,471.80	12/18	24,753,447.90	12/31	23,507,187.53
12/09	39,738.93	12/21	24,580,848.85		

Average daily ledger balance **$11,790,434.83**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]3489 ■ December 1, 2015 - December 31, 2015 ■

WELLS FARGO

Co. 5

00059200

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3489	$700.32	$0.00	$0.00	$700.32 ✓

Daily ledger balance summary

Date	*Balance*
11/30	700.32

Average daily ledger balance **$700.32**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]8422 ■ December 1, 2015 - December 31, 2015 ■ Page 1 of 1

WELLS FARGO

6.9

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$2,294.02	$0.00	-$840.25	$1,453.77 ✓

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/11	153.55 ✓	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$153.55	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
2102	116.70 ✓	12/01	2103	570.00 ✓	12/24
	$686.70	**Total checks paid**			

	$840.25	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	2,294.02	12/11	2,023.77	12/24	1,453.77
12/01	2,177.32				

Average daily ledger balance **$1,926.20**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]1724 ■ December 1, 2015 - December 31, 2015 ■ Page 1 of 1

WELLS FARGO

60.10

00376862

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$1,676.10	$0.00	$0.00	$1,676.10 ✓

Daily ledger balance summary

Date	*Balance*
11/30	1,676.10

Average daily ledger balance **$1,676.10**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]2618 ■ December 1, 2015 - December 31, 2015 ■

WELLS FARGO

Co. 11

00537122

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
11/30	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]461 ■ December 1, 2015 - December 31, 2015 ■

WELLS FARGO

C.O. 14

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]461	$100.00	$270,000.00	-$270,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/03	50,000.00	Online Transfer Ref #Bbegf3C7WV From 8891621495 on 12/03/2015 0111 PM
	12/08	120,000.00	Online Transfer Ref #Bbekb65Wn2 From 8891621495 on 12/08/2015 0802 Am
	12/10	100,000.00	Online Transfer Ref #Bbegf58Wkf From 8891621495 on 12/10/2015 0101 PM
		$270,000.00	**Total electronic deposits/bank credits**
		$270,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/03	50,000.00	Online Transfer Ref #Bben768Rpn to 6198288265 on 12/03/2015 0111 PM
	12/08	120,000.00	Online Transfer Ref #Bber494W4Y to 6198288265 on 12/08/2015 0803 Am
	12/10	100,000.00	Online Transfer Ref #Bbecj3S6Nb to 6198288265 on 12/10/2015 0101 PM
		$270,000.00	**Total electronic debits/bank debits**
		$270,000.00	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
11/30	100.00	12/08	100.00	12/10	100.00
12/03	100.00				

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

WELLS FARGO

(0.15

00544498

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$20,000.00	-$20,000.00	$100.00 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/03	10,000.00 ✓	Online Transfer Ref #Bben768Rt8 From 6198288265 on 12/03/2015 0112 PM
	12/29	10,000.00 ✓	Online Transfer Ref #Bbe2T49Z9S From 6198288265 on 12/29/2015 0227 PM
		$20,000.00	**Total electronic deposits/bank credits**
		$20,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/03	10,000.00 ✓	Online Transfer Ref #Bbechzvjzc to 8891621487 on 12/03/2015 0112 PM
	12/29	10,000.00 ✓	Online Transfer Ref #Bbexwksdbz to 8891621487 on 12/29/2015 0227 PM
		$20,000.00	**Total electronic debits/bank debits**
		$20,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	100.00	12/03	100.00	12/29	100.00

Average daily ledger balance **$100.00**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]479 ■ December 1, 2015 - December 31, 2015 ■

WELLS FARGO

(0.16

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Did you know you can deposit checks in your business account quickly and easily?

- Deposit business checks with your phone or tablet using Wells Fargo Mobile® Deposit

- You can also have an employee deposit checks for you with Wells Fargo Business Deposit Card at one of our 12,500 ATM locations

Visit wellsfargo.com/convenientdeposit or talk to your banker to learn more.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$44,992.76	$298,372.33	-$302,080.52	$41,284.57 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/08	120,000.00 ✓	Online Transfer Ref #Bbe2Swn6Xr From 6198288265 on 12/08/2015 0803 Am
	12/21	170,000.00 ✓	Online Transfer Ref #Bbecj6Vlzz From 6198288265 on 12/21/2015 0718 Am
	12/23	8,372.33 ✓	Deposit Made In A Branch/Store
		$298,372.33	**Total electronic deposits/bank credits**
		$298,372.33	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/01	1,091.76 ✓	Rocky Mtn Res Cu Plan Fundi 113015 Rmrmwg Midway Services Comp
	12/01	6,018.88 ✓	Principal Peris Plic-Peris 4-5899300000592 Wells Fargo Payroll

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/04	500.00 ✓	ACH Prep Origintn - Midway Mining CO - File 7878782339 Coid 1900985123
	12/07	578.80 ✓	Vsp Payment Ebillpymts 151204 1044926 Midway Services Compan
	12/08	112,652.68 ✓	WT Fed#06327 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15120807423931 Trn#151208070746 Rfb# 000000469
	12/15	222.72 ✓	American Heritag Benman ACH 121115 12410 Midway Gold US
	12/15	907.16 ✓	Rocky Mtn Res Cu Plan Fundi 121415 Rmrmwg Midway Services Comp
	12/15	7,134.28 ✓	Principal Peris Plic-Peris 4-5899300000440 Wells Fargo Payroll
	12/21	154.00 ✓	Rocky Mtn Res Op Client Fee 121815 Rmrmwg Midway Services Comp
	12/22	107,886.07 ✓	WT Fed#00134 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15122208511253 Trn#151222081815 Rfb# 000000481
	12/22	48,092.02 ✓	Cigna Edge Trans Collection 602700011287 Midway Services Compan
	12/29	907.31 ✓	Rocky Mtn Res Cu Plan Fundi 122815 Rmrmwg Midway Services Comp
	12/30	7,373.06 ✓	Principal Peris Plic-Peris 4-5899300000497 Wells Fargo Payroll
		$293,518.74	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
1074	1,471.78 ✓	12/09	10100 *	350.00 ✓	12/03	10102	350.00 ✓	12/17
1075	5,422.31 ✓	12/30	10101	424.70 ✓	12/15	10103	542.99 ✓	12/15

$8,561.78 **Total checks paid**

* *Gap in check sequence.*

$302,080.52 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	44,992.76	12/08	43,800.64	12/22	46,614.92
12/01	37,882.12	12/09	42,328.86	12/23	54,987.25
12/03	37,532.12	12/15	33,097.01	12/29	54,079.94
12/04	37,032.12	12/17	32,747.01	12/30	41,284.57
12/07	36,453.32	12/21	202,593.01		

Average daily ledger balance **$47,470.40**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]1420 ■ December 1, 2015 - December 31, 2015 ■ Page 1 of 1

WELLS FARGO

60.17

00544994

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
11/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

(163)
Sheet Seq = 0008623

Analyzed Business Checking

Account number: [redacted]1453 ■ December 1, 2015 - December 31, 2015 ■

WELLS FARGO

60.14

00545242

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
11/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

BNY MELLON

MIDWAY GOLD
[redacted]
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Account Statement

Statement Period 12/01/2015 Through 12/31/2015

Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-5907
BEATA.HARVIN@BNYMELLON.COM

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Account Overview



Percent of all Investments	Asset Classification	Market Value
100%	CASH AND SHORT TERM	360,683.23
100%	**TOTAL OF ALL INVESTMENTS**	**360,683.23**

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield
CASH AND SHORT TERM	360,683.23	360,683.23	0.00	0.00	0.00%
ACCOUNT TOTALS	**360,683.23**	**360,683.23**	**0.00**	**0.00**	**0.00%**

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	0.00	360,683.23		0.00	0.00
OTHER CASH ADDITIONS	0.00	0.00	0.00	0.00	1,327,513.09
OTHER CASH DISBURSEMENTS	0.00	0.00	0.00	0.00	966,829.86 -
CLOSING BALANCE	**0.00**	**360,683.23**	**0.00**	**0.00**	**360,683.23**

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

WELLS FARGO

60.19

00545490

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]495	$1,811,362.40	$1,903,841.56	-$1,403,429.50	$2,311,774.46 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/03	8,577.65 ✓	WT Fed#08172 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1203945281018426 Trn#151203137047 Rfb#
	12/04	343,334.00 ✓	WT Fed#03094 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1204946617013303 Trn#151204103860 Rfb#
	12/07	1,163.77 ✓	Deposit Made In A Branch/Store
	12/08	28,783.00 ✓	WT Fed#09430 Bank of America, N /Org=McClelland Laboratories Inc Srf# 2015120800282158 Trn#151208119714 Rfb# 4036 and 4062
	12/14	288,344.00 ✓	WT Fed#04483 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1214961991014839 Trn#151214096349 Rfb#
	12/18	405,765.00 ✓	WT Fed#03224 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1218903249013400 Trn#151218108246 Rfb#
	12/29	407,289.00 ✓	WT Fed#01429 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1229921556021715 Trn#151229137331 Rfb#
	12/31	420,585.14 ✓	WT Fed#07947 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1231925842038321 Trn#151231167017 Rfb#
		$1,903,841.56	**Total electronic deposits/bank credits**
		$1,903,841.56	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	12/01	25,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	12/03	50,000.00	Online Transfer Ref #Bbegf3C7WV to 8891621461 on 12/03/2015 0111 PM
	12/04	20,826.15	WT Fed#06135 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15120315521392 Trn#151204061780 Rfb# 000000465
	12/04	39,542.50	WT Fed#05804 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15120315510744 Trn#151204061921 Rfb# 000000464
	12/04	483.87	WT Fed#05808 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15120315531924 Trn#151204061971 Rfb# 000000466
	12/04	25,333.00	WT Fed#05820 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15120315485475 Trn#151204062098 Rfb# 000000463
	12/04	106,419.87	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	12/07	2,563.55	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	12/08	120,000.00	Online Transfer Ref #Bbekb65Wn2 to 8891621461 on 12/08/2015 0802 Am
	12/10	100,000.00	Online Transfer Ref #Bbegf58Wkf to 8891621461 on 12/10/2015 0101 PM
	12/11	65,000.00	WT Fed#02033 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15120806192969 Trn#151211112208 Rfb# 000000468
	12/11	147,140.54	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	12/14	19,384.29	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	12/16	8,362.80	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	12/18	11,201.25	WT Fed#07712 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15121718504441 Trn#151218077626 Rfb# 000000477
	12/18	7,666.57	WT Fed#08095 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15121718491087 Trn#151218077828 Rfb# 000000476
	12/18	49,039.03	WT Fed#07843 Jpmorgan Chase Ban /Ftr/Bnf=Amec Foster Wheeler Srf# IN15121718455919 Trn#151218078630 Rfb# 000000475
	12/18	55,000.00	WT Fed#08248 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15121608023764 Trn#151218079196 Rfb# 000000471
	12/18	114,707.98	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	12/21	9,514.41	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	12/22	71,013.70	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	12/24	4,407.50	WT Fed#00468 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15122215012993 Trn#151222186827 Rfb# 000000489
	12/24	6,779.43	WT Fed#00437 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15122215022775 Trn#151222186828 Rfb# 000000490
	12/24	70,000.00	WT Fed#00438 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15121608041354 Trn#151222186928 Rfb# 000000472
	12/24	2,661.60	WT Fed#00441 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15122215032487 Trn#151222186936 Rfb# 000000491
	12/24	2,000.00	WT Seq186966 Wheeler Machinery CO GE /Bnf=Wheeler Machinery Srf# IN15122215052425 Trn#151222186966 Rfb# 000000492
	12/28	1,541.35	ATT Payment 122415 864579003Epayx Temporaryaccountname
	12/29	70.00	ATT Payment 122715 776113002Epaya Mdw Pan LLP
	12/29	122.37	ATT Payment 122715 808224003Epaya Mdw Pan LLP
	12/29	1,739.94	ATT Payment 122715 816582003Epaya Mdw Pan LLP
	12/30	458.98	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	12/30	4,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	12/31	1,089.00	WT Fed#01590 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15122917381873 Trn#151230096282 Rfb# 000000494
	12/31	70,000.00	WT Fed#01587 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15121608052119 Trn#151230096280 Rfb# 000000473
	12/31	2,723.75	WT Fed#01600 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15122917391757 Trn#151230096285 Rfb# 000000495
	12/31	23,743.92	WT Fed#07721 First National Ban /Ftr/Bnf=Solutions II Inc Srf# IN15123015003626 Trn#151231066619 Rfb# 000000501
		$1,239,537.35	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	86.89	12/01	2692	61.94	12/28	2706	66.42	12/21
	1,795.00	12/24	2693	373.76	12/18	2707	16,867.10	12/18
2665	227.65	12/18	2694	131.10	12/10	2708	305.33	12/16
2671 *	668.75	12/04	2695	382.43	12/08	2709	10,790.00	12/16
2676 *	750.00	12/07	2696	26.00	12/08	2710	26.00	12/17
2678 *	9,650.00	12/04	2697	6,538.20	12/17	2711	4,000.00	12/23
2679	250.00	12/10	2698	4,000.00	12/21	2712	8,346.57	12/24
2680	11,418.00	12/01	2699	10,141.10	12/14	2714 *	148.00	12/30
2681	690.00	12/03	2700	2,258.27	12/11	2715	1,076.75	12/24
2682	1,151.70	12/01	2701	3,600.00	12/08	2717 *	4,360.06	12/28
2683	1,547.90	12/01	2702	949.70	12/07	2718	11,388.28	12/24
2686 *	7,671.68	12/03	2703	285.57	12/23	2719	250.00	12/29
2688 *	2,804.00	12/01	2704	731.79	12/18	2722 *	32,853.00	12/28
2690 *	139.67	12/01	2705	750.00	12/22	2723	333.54	12/30
2691	4,000.00	12/04						

$163,892.15 **Total checks paid**

* *Gap in check sequence.*

$1,403,429.50 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
11/30	1,811,362.40	12/11	1,442,735.25	12/23	1,735,851.30
12/01	1,769,214.24	12/14	1,701,553.86	12/24	1,627,396.17
12/03	1,719,430.21	12/16	1,682,095.73	12/28	1,588,579.82
12/04	1,855,840.07	12/17	1,675,531.53	12/29	1,993,686.51
12/07	1,852,740.59	12/18	1,825,481.40	12/30	1,988,745.99
12/08	1,757,515.16	12/21	1,811,900.57	12/31	2,311,774.46
12/10	1,657,134.06	12/22	1,740,136.87		

Average daily ledger balance **$1,745,029.96**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Analyzed Business Checking

Account number: [redacted]1487 ■ December 1, 2015 - December 31, 2015 ■

WELLS FARGO

6020

00545738

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$2,419.12	$20,000.00	-$10,055.27	$12,363.85 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/03	10,000.00 ✓	Online Transfer Ref #Bbechzvjzc From 8891621446 on 12/03/2015 0112 PM
	12/29	10,000.00 ✓	Online Transfer Ref #Bbexwksdbz From 8891621446 on 12/29/2015 0227 PM
		$20,000.00	**Total electronic deposits/bank credits**
		$20,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/11	55.27 ✓	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
		$55.27	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
1077	10,000.00 ✓	12/11
	$10,000.00	**Total checks paid**
	$10,055.27	**Total debits**

Sheet Seq = 0003550

WELLS FARGO

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	2,419.12	12/11	2,363.85	12/29	12,363.85
12/03	12,419.12				

Average daily ledger balance **$5,930.06**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211	JW 1-6-16
Account Description	TD Canada Trust (CAD)		
Period Ending	12/31/2015		

Balance per Bank Statement	16,328.45
Add Pending Deposits	.00
Less Outstanding Checks	9,533.46-
	6,794.99
Balance per General Ledger	6,794.99
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2015	

JN 1-6-16

Balance per Bank Statement	23,507,187.53
Add Pending Deposits	.00
Less Outstanding Checks	6,199.05-
	23,500,988.48
Balance per General Ledger	23,500,988.48
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
C T Corporation	12/23/2015	00006155	200.00-
Parr Brown Gee & Loveless	12/23/2015	00006157	3,450.00-
FedEx	12/30/2015	00006159	160.91-
Mt Wheeler Power	12/30/2015	00006160	57.93-
NV Energy	12/30/2015	00006161	155.91-
Regus Management Group LLC	12/30/2015	00006162	40.00-
Top Gun Recruiting Partners	12/30/2015	00006163	1,513.00-
All Copy Products Inc-PA	12/30/2015	01510109	621.30-
			6,199.05-

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	12/31/2015	1-6-16

Balance per Bank Statement	700.32
Add Pending Deposits	.00
Less Outstanding Checks	.00
	700.32
Balance per General Ledger	700.32
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	JW
Period Ending	12/31/2015	1-6-16

Balance per Bank Statement	1,453.77
Add Pending Deposits	.00
Less Outstanding Checks	268.06-
	1,185.71
Balance per General Ledger	1,185.71
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary JN

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	1-6-16
Period Ending	12/31/2015	

Balance per Bank Statement	1,676.10
Add Pending Deposits	.00
Less Outstanding Checks	.00
	1,676.10
Balance per General Ledger	1,676.10
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112	JN
Account Description	Wells Fargo (USD)		1-6-16
Period Ending	12/31/2015		

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112	JW
Account Description	Wells Fargo (USD)		1-6-16
Period Ending	12/31/2015		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112	JW
Account Description	Wells Fargo (USD)		1-6-16
Period Ending	12/31/2015		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary JN

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2015	

1-6-16

Balance per Bank Statement	41,284.57
Add Pending Deposits	.00
Less Outstanding Checks	594.85-
	40,689.72
Balance per General Ledger	40,689.72
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112	JN
Account Description	Wells Fargo (USD)		1-6-16
Period Ending	12/31/2015		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary JN

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	1-6-16
Period Ending	12/31/2015	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary		
Account Number	00821630	19.10121
Account Description	BNY Mellon - Compensation	
Period Ending	12/31/2015	

JN 1-6-16

Balance per Bank Statement	360,683.23
Add Pending Deposits	.00
Less Outstanding Checks	.00
	360,683.23
Balance per General Ledger	360,683.23
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	JN 1-7-16
Period Ending	12/31/2015	

Balance per Bank Statement	2,311,774.46
Add Pending Deposits	.00
Less Outstanding Checks	151,190.53-
	2,160,583.93
Balance per General Ledger	2,160,583.93
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
White Pine County Tourism & Re	5/1/2014	00001229	834.00-
Toby J. Valdez	5/5/2015	00002346	16.32-
United Rentals, Inc	6/8/2015	00002460	2,402.27-
Eureka Town Water and Sewer	11/6/2015	00002656	66.42-
Enviro Care Inc	12/23/2015	00002720	401.76-
Geo-Logic Associates	12/23/2015	00002721	5,335.25-
Suburban Propane	12/23/2015	00002724	8,000.00-
Fairfield and Woods, P.C.	12/30/2015	00002725	540.00-
Mt Wheeler Power	12/30/2015	00002726	173.86-
Rapidspace/Quick Space	12/30/2015	00002727	382.43-
White Pine County Assessor	12/30/2015	00002728	133,038.22-
			151,190.53-

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary JN

Account Number	00545738	20.10112	
Account Description	Wells Fargo (USD)		1-6-16
Period Ending	12/31/2015		

Balance per Bank Statement	12,363.85
Add Pending Deposits	.00
Less Outstanding Checks	.00
	12,363.85
Balance per General Ledger	12,363.85
Variance	.00

CERTIFICATE OF LIABILITY INSURANCE

ACORD

DATE (MM/DD/YYYY) 12/03/2015

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA INC.
1225 17TH STREET, SUITE 1300
DENVER, CO 80202-5534
Attn: Denver.CertRequest@marsh.com / 212-948-4381

328830-STND-GAWU-15-16

CONTACT NAME:
PHONE (A/C, No, Ext):
FAX (A/C, No):
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Federal Insurance Company	20281
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Midway Gold Corp.
Attn: Jim Wilbourn
8310 South Valley Highway, Suite 280
Englewood, CO 80112

COVERAGES

CERTIFICATE NUMBER: SEA-002713607-03 REVISION NUMBER: 2

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; X OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY; PRO-JECT; LOC; OTHER:			35959448	12/01/2015	05/01/2016	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 1,000,000
								$
	AUTOMOBILE LIABILITY; ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) N; If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		71741929 (NV, CO, MT)	12/01/2015	05/01/2016	X PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$ 1,000,000
							E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Evidence of Insurance.

CERTIFICATE HOLDER
Midway Gold Corp
Attn: Jim Wilbourn
8310 South Valley Highway, Suite 280
Englewood, CO 80112

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.
Sharon A. Hammer
Sharon A. Hammer

© 1988-2014 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE

ACORD

DATE (MM/DD/YYYY) 12/03/2015

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MARSH USA INC. 1225 17TH STREET, SUITE 1300 DENVER, CO 80202-5534 Attn: Denver.CertRequest@marsh.com / 212-948-4381	CONTACT NAME: PHONE (A/C, No, Ext): FAX (A/C, No): E-MAIL ADDRESS:
328830-STND-GAWU-15-16	

INSURED	INSURER(S) AFFORDING COVERAGE	NAIC #
Midway Gold Corp. Attn: Jim Wilbourn 8310 South Valley Highway, Suite 280 Englewood, CO 80112	INSURER A : Federal Insurance Company	20281
	INSURER B :	
	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES **CERTIFICATE NUMBER:** SEA-002713606-02 **REVISION NUMBER:** 1

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			35959448	12/01/2015	05/01/2016	EACH OCCURRENCE	$ 1,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 2,000,000
	X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	$ 1,000,000
	OTHER:							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	ALL OWNED AUTOS SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB OCCUR						EACH OCCURRENCE	$
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	$
	DED RETENTION $							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N						PER STATUTE OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH)	N/A					E.L. EACH ACCIDENT	$
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Evidence of Insurance.

CERTIFICATE HOLDER	CANCELLATION
Midway Gold Corp Attn: Jim Wilbourn 8310 South Valley Highway, Suite 280 Englewood, CO 80112	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
	AUTHORIZED REPRESENTATIVE of Marsh USA Inc. Sharon A. Hammer *Sharon A. Hammer*

© 1988-2014 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE

ACORD®

DATE (MM/DD/YYYY): 12/03/2015

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA INC.
1225 17TH STREET, SUITE 1300
DENVER, CO 80202-5534
Attn: Denver.CertRequest@marsh.com / 212-948-4381

328830-STND-GAWU-15-16

CONTACT NAME:
PHONE (A/C, No, Ext):
FAX (A/C, No):
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Federal Insurance Company	20281
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Midway Gold Corp.
Attn: Jim Wilbourn
8310 South Valley Highway, Suite 280
Englewood, CO 80112

COVERAGES CERTIFICATE NUMBER: SEA-002999161-06 REVISION NUMBER: 5

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			35959448	12/01/2015	05/01/2016	EACH OCCURRENCE	$ 1,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 2,000,000
	X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	$ 1,000,000
	OTHER:							$
A	AUTOMOBILE LIABILITY			73567543	12/01/2015	05/01/2016	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
	X ANY AUTO						BODILY INJURY (Per person)	$
	ALL OWNED AUTOS / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS / NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
								$
A	X UMBRELLA LIAB X OCCUR			79879172	12/01/2015	05/01/2016	EACH OCCURRENCE	$ 25,000,000
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	$ 25,000,000
	DED RETENTION $							$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY			71741929 (NV, CO, MT)	12/01/2015	05/01/2016	X PER STATUTE / OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N: N	N / A					E.L. EACH ACCIDENT	$ 1,000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

US Trustee's Office will receive notification of expiration/cancellation/renewal under this coverage.

30 days written notice of cancellation, except for non-payment of premium, will be mailed to the certificate holder by the Insurance Company on General Liability, Auto Liability, and Workers' Compensation.

CERTIFICATE HOLDER

US Trustee's Office
1961 Stout Street
Suite 12-200
Denver, CO 80294

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.

Sharon A. Hammer

Sharon A. Hammer

© 1988-2014 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD